UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 0R 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2016

PETROGRESS, INC

(Exact name of registrant as specified in its charter)

FLORIDA

(State or Other Jurisdiction of Incorporation)

333-184459	27-201962
(Commission File Number)	(IRS Employer Identification No.)

319 Clematis Street, Suite 1008, West Palm Beach, FL	33401
(Address of Principal Executive Offices)	(Zip Code)

(561) 249-6511

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

(a) On May 18, 2016, the Board of Directors of Petrogress, Inc. (the “Company”) terminated L&L CPAS, PA (“L&L”) as its independent registered public accounting firm.

The audit report of L&L on the financial statements of the Company as of and for the year ended December 31, 2015 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except the audit report stated that there was substantial doubt about the Company’s ability to continue as a going concern.

In connection with the audit of the Company’s financial statements for the fiscal year ended December 31, 2015 and through the date of this Current Report, there were: (i) no disagreements (within the meaning of Item 304(a) of Regulation S-K) with L&L on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of L&L, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report on the consolidated financial statements of the Company, and (ii) no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided L&L with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (“Commission”) and requested that L&L furnish it with a letter addressed to the Commission stating that it agrees with the statements made above.  A copy of L&L’s letter, dated May 18, 2016, is attached herewith as Exhibit 16.1 to this Form 8-K.

(b) On May 18, 2016, the Board of Directors of the Company approved the engagement of the independent registered public accounting firm of David S. Friedkin CPA ("Friedkin"), as the Company's new independent registered public accountants, which appointment Friedkin has accepted.

During the Company’s two most recent fiscal years and through May 18, 2016, neither the Company nor anyone on its behalf consulted with Friedkin regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided that Friedkin concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and its related instructions, or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Friedkin with a copy of this Form 8-K prior to its filing with the Commission.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

16.1	Letter from L&L CPAS PA to the SEC dated May 18, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PETROGRESS, INC.

Date: May 19, 2016	By:	/s/ Christos Traios
Name: Christos Traios
Title: Chief Executive Officer